                                  Schedule 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant    / /

Check the appropriate box:


/ / PRELIMINARY PROXY STATEMENT         / /  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY
                                             (AS PERMITTED BY RULE 14a-6(e) (2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  SYLVAN INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)      Amount previously paid:
                                     -----------------------------------

    (2)      Form, schedule or registration statement no.:
                                                           -------------

    (3)      Filing party:
                           ---------------------------------------------

    (4)      Date filed:
                         -----------------------------------------------

                                  Sylvan Logo

                      333 Main Street, Saxonburg, PA 16056

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              AND PROXY STATEMENT
                             ---------------------


Date:                            Monday, December 29, 2003
Place:                           Hilton Garden Inn
                                 3333 Thomasville Road
                                 Tallahassee, Florida
Time:                            1:00 p.m.
Record Date:                     Thursday, November 20, 2003

You are invited to attend the 2003 annual meeting of the shareholders of Sylvan Inc. If you plan to do so, please mark the box provided on your proxy card. However, whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please follow the instructions on the enclosed proxy and vote your shares as soon as possible. We encourage you to take advantage of voting by telephone or Internet. Submitting a proxy before the meeting will not prevent you from voting in person at the meeting.

Matters to be voted upon at the meeting are:

     - the election of directors to hold office for the term of one year or until their successors are elected and qualified; and

     - such other business as may properly come before the meeting.

WE RECENTLY ANNOUNCED ENTERING INTO A DEFINITIVE AGREEMENT WITH SNYDER ASSOCIATED COMPANIES, INC. AND SAC HOLDING COMPANY THAT WILL RESULT IN A MERGER OF SYLVAN AND A SNYDER AFFILIATE IF APPROVED BY SHAREHOLDERS AT A SPECIAL MEETING EXPECTED TO BE HELD IN THE FIRST QUARTER OF 2004. THIS ANNUAL MEETING DOES NOT RELATE TO THE POTENTIAL MERGER. WE CURRENTLY EXPECT THAT YOU WILL RECEIVE A PROXY STATEMENT WITH RESPECT TO THE PROPOSED MERGER AND THE SPECIAL MEETING TO APPROVE IT IN THE FIRST QUARTER OF 2004.

                                          By Order of the Board of Directors

                                          FRED Y. BENNITT, Secretary

December 9, 2003

                               TABLE OF CONTENTS

General Information.........................................     1
  Who May Vote
  How to Vote
  How Proxies Work
  Revoking or Revising a Proxy
  Quorum
  Votes Needed
  Vote Counting
  Payment of Proxy Solicitation Expenses
  Attending the Annual Meeting
  Disclosure of Voting Results
  Shareholder Proposals for the 2004 Annual Meeting

Common Stock Ownership of Certain Beneficial Owners.........     3

Common Stock Ownership of Directors and Executive
  Officers..................................................     4

Possible Change of Control..................................     5

Board of Directors..........................................     5
  Election of Directors
  Board Meetings
  Board Committees
  Board Compensation
  Board Member Transactions with the Company
  Stock Option and Compensation Committee Interlocks and
     Insider Participation

Management Compensation and Benefit Plans...................     8
  Stock Option and Compensation Committee Report on
     Executive Compensation
  Summary Compensation Table
  Option Grants in the Year Ended December 29, 2002
  Aggregated Option Exercises for the Year Ended December
     29, 2002
  Qualified Retirement Benefit Plan
  Employment Agreements
  Equity Compensation Plan Information

Shareholder Return Performance Graph........................    14

Section 16(a) Beneficial Ownership Reporting Compliance.....    15

Report of the Audit Committee...............................    15

Independent Public Accountants..............................    16

Annual Report on Form 10-K..................................    16

                              GENERAL INFORMATION

This proxy statement and the enclosed proxy card are being mailed to you by your Board of Directors starting on or about December 12, 2003. The Board of Directors requests that your shares be represented at the annual meeting by the proxies named on the proxy card.

WHO MAY VOTE

You are entitled to vote at the annual meeting if Sylvan's shareholder records showed that you owned Sylvan common stock on November 20, 2003 (the record date). As of November 20, 2003, there were 5,155,131 shares of common stock outstanding. Each share of common stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote.

HOW TO VOTE

You have four options for completing and submitting a proxy or voting:

     - over the Internet at the address shown on your proxy card;

     - by telephone using the number shown on your proxy card;

     - by completing, signing, dating and returning the enclosed proxy card; or

     - by attending the meeting and voting your shares in person.

Even if you plan to attend the meeting, we encourage you to vote your shares by proxy.

HOW PROXIES WORK

The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates. If you sign and return the enclosed proxy card, but do not specify how to vote, we will vote your shares in favor of our director nominees and in accordance with our best judgment on any other matters that may properly come before the meeting.

REVOKING OR REVISING A PROXY

You can change or revoke your proxy at any time before the meeting by:

     - entering a new vote by Internet or telephone;

     - returning a later-dated proxy card;

     - sending written notice of revocation to Sylvan's corporate secretary; or

     - completing a written ballot at the meeting.

Your attendance at the meeting will not automatically revoke your proxy -- you must specifically revoke your proxy in order for a revocation to be effective.

QUORUM

In order to carry on the business of the meeting, there must be a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

VOTES NEEDED

The director nominees receiving the highest number of votes will be elected to fill the seats on the board. Approval of other proposals, if any, requires the favorable vote of a majority of the votes cast. Only votes for or against a proposal count. Abstentions and broker nonvotes count for quorum purposes, but not for voting purposes and are not considered to be votes cast. Broker nonvotes occur when a broker returns a proxy, but does not have authority to vote on a particular proposal.

VOTE COUNTING

Representatives of Mellon Investor Services LLC, Sylvan's transfer agent, will tabulate the votes and act as independent inspectors of election.

PAYMENT OF PROXY SOLICITATION EXPENSES

Sylvan will pay the cost of the solicitation of proxies. The company has retained Mellon Investor Services to solicit proxies from the shareholders at a fee of $6,500, plus out-of-pocket expenses. The company will, upon request, reimburse brokers and others who are only record holders of Sylvan's common stock for their reasonable expenses in forwarding proxy materials to, and obtaining voting instructions from, the beneficial owners of such stock. In addition to the solicitation of proxies by the use of the mails, management and regularly engaged Sylvan employees may, without additional compensation therefor, solicit proxies on behalf of the company by personal interviews, telephone, Internet or other means, as appropriate.

ATTENDING THE ANNUAL MEETING

All who are shareholders as of November 20, 2003 may attend the annual meeting. If the shares are in your name and you wish to attend the annual meeting, please check the box on your proxy card. If your shares are held through a broker, contact your broker and request that he or she provide you with evidence of your stock ownership. This documentation, when presented at the meeting, will allow you to attend.

DISCLOSURE OF VOTING RESULTS

Sylvan will announce preliminary voting results at the annual meeting and publish final results in its annual report on Form 10-K for the year ending December 28, 2003.

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

Sylvan's bylaws require that shareholders who wish to make proposals or nominate directors give written notice to the company secretary not less than 30 days nor more than 60 days prior to the date of the meeting. If the merger is not approved at our special meeting expected to be held in the first quarter of 2004, we intend to hold the next annual meeting by May 30, 2004. We will provide you with the deadline for which we must receive a proposal or nomination to be considered for inclusion in the proxy statement for that annual meeting if the merger is not approved.

Sylvan's bylaws, the Nevada Corporation Law and the Securities and Exchange Commission set other requirements that shareholders must meet in order to have their proposals considered at the annual meeting or included in company proxy materials. If you would like further information on these requirements or about submitting shareholder proposals, please contact Sylvan's company secretary.

              COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The only persons or firms known to the company that may be deemed to beneficially own five percent or more of Sylvan's common stock as of the dates in the footnotes are the following:

                                                             AMOUNT AND NATURE           PERCENT OF
NAME AND ADDRESS                                        OF BENEFICIAL OWNERSHIP (A)   COMMON STOCK (I)
----------------                                        ---------------------------   ----------------
Wynnefield Capital Management, LLC....................           1,069,886(b)               20.8%
  450 Seventh Avenue
  New York, NY 10123

Dennis C. Zensen......................................             694,128(c)               13.5%
  333 Main Street
  Saxonburg, PA 16056

SAC Holding Co. ......................................             537,771(d)               10.4%
  One Glade Park East
  Kittanning, PA 16201

Dimensional Fund Advisors Inc. .......................             435,276(e)                8.4%
  1299 Ocean Avenue
  Santa Monica, CA 90401

T. Rowe Price Associates, Inc. .......................             319,100(f)                6.2%
  100 East Pratt Street
  Baltimore, MD 21202

Security Management Company, LLC......................             277,200(g)                5.4%
  700 SW Harrison Street
  Topeka, KS 66636

FMR Corp. ............................................             260,600(h)                5.1%
  82 Devonshire Street
  Boston, MA 02109

---------------

a) Under regulations of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares; investment power is the power to dispose of or direct the disposition of shares.

b) Based on information reported by Wynnefield Partners Small Cap Value, L.P. on a Schedule 13D filed with the Securities and Exchange Commission on November 19, 2003.

c)  Mr. Zensen's shares are owned jointly with his wife.

d) Based on information reported by SAC Holding Co. on a Schedule 13D filed with the Securities and Exchange Commission on November 21, 2003.

e) According to a Schedule 13G dated February 3, 2003, Dimensional Fund Advisors Inc. (Dimensional), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over Sylvan's securities that are owned by the Funds. All securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

f) According to a Schedule 13G dated February 14, 2003, these securities are owned by various individual and institutional investors to which T. Rowe Price Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities. However, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

g) According to a Schedule 13G dated February 12, 2002, that was filed on behalf of Security Management Company, LLC (SMC), a Kansas limited liability company, and/or certain investment advisory clients relating to their collective beneficial ownership of shares of Sylvan's common stock, SMC is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. As a result of its role as investment adviser, SMC may be deemed to be the beneficial owner of these securities of Sylvan and it has the sole power to dispose of the shares.

h) According to a Schedule 13G dated February 14, 2003, Fidelity Management & Research Company (Fidelity), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 260,600 shares, (or 5.1%, of the company's common stock) as a result of acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d; FMR Corp., through its control of Fidelity; and the funds each has sole power to dispose of the 260,600 shares owned by the funds. Neither FMR Corp. nor Edward C. Johnson 3d, chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' boards of trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' board of trustees. Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49.0% of the voting power of FMR Corp. Mr. Johnson owns 12.0% and Abigail P. Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson is chairman of FMR Corp. and Abigail P. Johnson is a director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

i) Based on 5,155,131 shares of the company's common stock issued and outstanding on the record date.

           COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the following information as of November 21, 2003. Unless otherwise described in the footnotes, each named person has sole voting and investment power as to all shares listed opposite his name.

                                                    SHARES OF BENEFICIALLY OWNED COMMON STOCK
                                             --------------------------------------------------------
                                              DIRECT        OTHER       RIGHT TO          PERCENT
NAME                                         OWNERSHIP    OWNERSHIP    ACQUIRE (D)    OUTSTANDING (E)
----                                         ---------    ---------    -----------    ---------------
Dennis C. Zensen                              694,128(a)         --       45,000           14.3%
William L. Bennett                              6,000         2,880(b)    17,000              *
Monir K. Elzalaki                              11,061            --       63,334              *
Virgil H. Jurgensmeyer                         31,000            --           --              *
Nelson Obus                                        --     1,069,886(c)    12,000           21.0%
Donald A. Smith                                    --            --       43,668              *
Gary D. Walker                                  4,130            --       70,000              *
Michael A. Walton                               5,000            --       75,000              *
All of the above and all other executive      755,419     1,072,766      351,001           42.3%
  officers as a group (f)

---------------

*   Less than 5%

a)  Owned by Mr. and Mrs. Zensen as joint tenants.

b) Includes 2,000 shares held in Mr. Bennett's 401(k) account and 880 shares held by trusts for the benefit of Mr. Bennett's children, with respect to which he disclaims beneficial ownership.

c) Mr. Obus is president of Wynnefield Capital, Inc. and a managing member of Wynnefield Capital Management, LLC. Both companies have indirect beneficial ownership in securities held in the name of Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P.I. and Wynnefield Small Cap Value Offshore Fund, Ltd., which, combined, own all of the indicated shares.

d) Consists of shares that are subject to options exercisable within 60 days of the record date.

e) Based on 5,155,131 shares of the company's common stock issued and outstanding on the record date.

f)  Eleven persons, including those named.

                           POSSIBLE CHANGE OF CONTROL

On November 16, 2003, Sylvan Inc. entered into an Agreement and Plan of Merger with Snyder Associated Companies, Inc. and SAC Holding Company. Subject to shareholder approval and certain other closing conditions, the agreement provides for the merger of Sylvan and SAC Holding Company. Each shareholder of Sylvan is expected to receive $12.25 per share in cash. In addition, the merger agreement requires Snyder to vote all shares of Sylvan held by it or any of its subsidiaries in favor of the merger. SAC Holding Company holds 537,771 shares of Sylvan.

In connection with the merger, Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I., Wynnefield Small Cap Value Offshore Fund, Ltd. and Nelson Obus, a director of Sylvan, collectively the Wynnefield Group, entered into a voting agreement with Snyder under which the Wynnefield Group has agreed to:

     - vote the 1, 069,886 shares of Sylvan currently held by it in favor of the merger, and

     - not transfer, sell, exchange or otherwise dispose of any of the shares held by it before the voting obligation terminates.

If the Merger Agreement is terminated, the Wynnefield Group has certain rights and obligations under the voting agreement.

The merger, if approved, will result in a change of control of Sylvan.

                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS

Six directors have been nominated by the Board of Directors for election at the annual meeting. The board nominated Jeanine C. Heller, whose biography is set forth below, for election to the board at this year's annual meeting for the first time. Each of the other nominees are currently serving as directors. Those who are elected will serve until the next annual meeting of shareholders or until each individual's successor is duly elected or appointed and qualified. No family relationship exists between any director, executive officer or person nominated to become a director.

Unless otherwise specified, your proxy will be voted in favor of the persons named below. In the event that any of these individuals should become unavailable for election for any reason, at present unknown, it is intended that proxy votes will be cast for such substitute nominees, if any, as the board may designate.

                                                              PRINCIPAL OCCUPATION OR
NAME AND AGE                 PRESENT POSITION WITH SYLVAN    EMPLOYMENT, IF DIFFERENT     DIRECTOR SINCE
------------                 ----------------------------   ---------------------------   --------------
William L. Bennett (54)      Director                       Vice-Chairman and Director        July 1994
                                                            of PlanVista Corporation
Monir K. Elzalaki (47)       President of Sylvan America,                                 December 1998
                             Inc.
Jeanine C. Heller (55)       Director                       Independent investor             April 2003
                                                            relations consultant
Virgil H. Jurgensmeyer (74)  Director                       Chairman of J-M Farms, Inc.       June 1992
                                                            and J-M Foods, Inc.
Nelson Obus (56)             Director                       President of Wynnefield           June 2000
                                                            Capital, Inc.
Dennis C. Zensen (65)        Chairman, President and                                         April 1989
                             Chief Executive Officer

William L. Bennett has served, since August 1994, as a director of PlanVista Corporation (formerly HealthPlan Services Corporation), a leading provider of managed health care services, and, since 2002, as a director of Doctor Driven Systems, Inc., a nonpublic healthcare information company. He served as PlanVista's board chairman between December 1994 and December 1997 and as vice-chairman since then. Since February 2000, he has also served as a managing director of Monitor Equity Advisors and senior advisor to the Monitor Group, an international consulting firm headquartered in Cambridge, Massachusetts.

Monir K. Elzalaki has served as president of the company's Sylvan America, Inc. spawn production subsidiary in Pennsylvania since March 1992 and as president of the company's Nevada spawn subsidiary since December 1992.

Jeanine C. Heller is an independent investor relations consultant, advising publicly held companies, including Sylvan, since 1990. She also provides equity analysis and portfolio advice to investors through Smith, Moore & Co. Ms. Heller served as senior vice president of Stifel, Nicolaus & Co., an investment and brokerage subsidiary of Stifel Financial Group, from May 1987 through April 1990. Prior to that, she served as vice president of Josepthal & Co., a securities firm based in New York. She has also served as a member of the board of trustees of St. Mary-of-the-Woods College in Indiana.

Virgil H. Jurgensmeyer has served as chairman of the board of J-M Farms, Inc. (a grower and marketer of fresh mushrooms) since April 1979 and as chairman of the board of J-M Foods, Inc. (a producer and marketer of fresh-cut salads) since January 1991. Mr. Jurgensmeyer is owner and chairman of Mid-West Custom Mixing Co. (a mixer of rubber compounds); Miami Industrial Supply and Manufacturing Co. (a manufacturer of mushroom production equipment) and Miken Computer Co. (a retailer of personal computer hardware, software and services).

Nelson Obus has served as president of Wynnefield Capital, Inc. since November 1992 and as the managing member of Wynnefield Capital Management, LLC since January 1997. Wynnefield Capital Management manages two partnerships and Wynnefield Capital, Inc. manages one partnership, all three of which invest in small-cap value U.S. public equities.

Dennis C. Zensen was elected chairman of Sylvan's board in July 1990 and has served as a director, president and chief executive officer of Sylvan since April 1989.

BOARD MEETINGS

During 2002, the Board of Directors held four meetings. Each of Sylvan's directors attended all of the meetings of the board and more than 75% of the aggregate of all board meeting and all meetings of the committees on which each served during 2002.

BOARD COMMITTEES

The Executive Committee, Audit Committee, and Stock Option and Compensation Committee are the board's standing committees. The board as a whole serves as its Nominating Committee.

                              EXECUTIVE COMMITTEE

Members: Mr. Zensen (chairman), Mr. Obus and Mr. Jurgensmeyer
Number of meetings in 2002: One
Functions:

     - exercises all of the powers and authority of the board in the management of the business and affairs of the company between meetings of the full board, except the power or authority to amend the certificate of incorporation, adopt an agreement of merger or consolidation, recommend to the shareholders the sale, lease or exchange of all or substantially all of the company's property and assets, recommend to the shareholders a dissolution of the company or a revocation of a dissolution, or amend the bylaws of the company

                                AUDIT COMMITTEE

Members: Mr. Bennett (chairman), Mr. Jurgensmeyer and Mr. Obus
Number of meetings in 2002: Five
Functions (the Audit Committee acts under a written charter adopted by the Board of Directors):

     - evaluates and recommends to the board the appointment and, where appropriate, the replacement of the independent accountants

     - consults with Sylvan's independent accountants and such other persons as the members deem appropriate

     - reviews the relationships between the independent accountants and the company, discusses with the accountants these relationships and their impact on the accountants' independence and recommends that the board take appropriate action to satisfy itself of the accountants' independence

     - reviews the preparations for and scope of the audit of the company's annual financial statements

     - reviews and recommends action by the board regarding the company's annual reports to the Securities and Exchange Commission, including the audited financial statements to be included in such reports

     - discusses the company's audited financial statement with management and the independent accountants

     - performs such other duties relating to the company's financial statements as the board may assign from time to time

                    STOCK OPTION AND COMPENSATION COMMITTEE

Members: Mr. Jurgensmeyer (chairman) and Mr. Bennett
Number of meetings in 2002: Six
Functions:

     - exercises all of the powers of the Board of Directors, including the authority to issue Sylvan stock, with respect to matters relating to the administration of the company's 1990 Stock Option Plan

     - sets the compensation of the company's chief executive officer, the four other most highly compensated executive officers and other persons performing substantial services for the company

     - reviews and approves transactions between the company and any substantial shareholder, officer, director or affiliate of the company

BOARD COMPENSATION

Sylvan compensates each nonemployee director with an annual retainer of $10,000 and a payment of $2,000 for each board meeting attended and for each committee meeting attended. The directors as a group were paid

$150,000 in total fees during 2002. Directors are also reimbursed for travel and other necessary business expenses incurred for attending meetings.

In addition, under the terms of the 1993 Stock Option Plan for Nonemployee Directors, each nonemployee director is automatically granted nonincentive options to purchase 10,000 shares of common stock on the first business day following the annual meeting at which such individual first becomes a Sylvan director. In addition, he is automatically granted nonincentive options to purchase 1,000 shares of common stock on the first business day following the day of each subsequent annual meeting of shareholders. The exercise price per share of the common stock underlying each option granted is the closing price of the common stock on the date of grant as reported on The Nasdaq Stock Market.

Directors who are employees of the company or its subsidiaries are eligible to participate in the company's 1990 Stock Option Plan. Members of the Stock Option and Compensation Committee are not eligible to participate in the 1990 Stock Option Plan while they are serving on the Committee.

BOARD MEMBER TRANSACTIONS WITH THE COMPANY

During 2002, various mushroom business interests of Mr. Jurgensmeyer, a member of the company's board, purchased spawn and compost supplements at fair market value totaling $493,000.

STOCK OPTION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As stated above, the Stock Option and Compensation Committee was composed of Messrs. Jurgensmeyer and Bennett, neither of whom is an executive officer of the company. During 2002, no executive officer of the company served on a compensation committee (or other board committee performing equivalent functions) or the board of directors of any entity related to any member of Sylvan's Board of Directors.

                   MANAGEMENT COMPENSATION AND BENEFIT PLANS

STOCK OPTION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Stock Option and Compensation Committee exercises responsibility with respect to the compensation of Sylvan's chief executive officer and other executive officers who are named in the Summary Compensation Table and other persons performing substantial services for the company. It also administers Sylvan's 1990 Stock Option Plan.

                             Compensation Structure

The executive compensation program applies to the individuals whose compensation determination is the Committee's responsibility. It is composed of the below-described base salaries, cash bonuses, target benefit annuity purchases, stock options and employment agreements, which are utilized through an integrated and managed approach with medical, disability, life insurance and 401(k) fringe benefits that are generally available to the company's other employees. In administering the program during 2002, the Committee sought to:

     - sustain a pay-for-performance policy that differentiated compensation based on corporate, business unit and individual performance and linked compensation to such performance;

     - motivate executive officers to achieve strategic business initiatives and reward them for their accomplishments; and

     - align the interests of Sylvan's key employees with the long-term interests of Sylvan's shareholders.

                      Compensation Administration in 2002

Base Salaries: The Committee reviewed the covered officers' base salaries, paying particular attention to the responsibilities associated with each individual's position and the contributions to the company that each executive currently makes and is expected to make in the future.

Cash Bonuses: Cash bonus targets were established for each named executive in March, based on Sylvan's expected overall financial performance, the expected financial performance of the corporate business segment or operational unit for which each individual is responsible and a variety of team effort goals related to new product and market share initiatives. These targets ranged from 18% to 75% of base salary and bonuses and were calculated for each of the covered officers and managers. For Mr. Zensen and Mr. Smith:

     - 20% of the total target bonus was based on a formula that awarded the full 20% if 2002 team goals were achieved; and

     - 50% of the total target bonus was based on a formula that awarded the full 50% if Sylvan's 2002 earnings-per-share objective was achieved.

For Mr. Elzalaki, Mr. Walker and Mr. Walton:

     - 42% of the total target bonus was based on a formula that awarded the full 42% if 2002 team goals and business unit budgeted operating income goals were achieved; and

     - 28% of the total target bonus was based on a formula that awarded the full 28% if the company's earnings-per-share objective was achieved.

The calculation of the team and business unit bonus amounts was based on each executive officer's performance as measured against the company's and, as appropriate, the officer's business unit's performance with respect to revenue growth through market share expansion and progress toward the development of specific new product introductions during the year.

For each of the named executives, the remaining 30% of the target bonus was awarded subject to the discretion of the Committee. It was determined largely on the basis of the achievement of various nonfinancial measures. The measures that were established for the chief executive officer are determined by the Committee and the measures that were established for the other covered executive officers are customarily determined by the Committee through discussion with the chief executive officer.

Target Benefit Annuity Purchase Program: Sylvan annually purchases currently taxable single premium deferred annuities for a select group of executive employees. Each year's purchases, when totaled with prior years' purchases, are "targeted" to provide monthly retirement income at age 65 equal to 1.25% of the executive's average monthly salary over the five highest earnings years of service times the executive's number of years of service. Since Sylvan's purchase of the annuities is treated as the payment of current taxable income from Sylvan to the executive, Sylvan customarily pays the executive the expected annual tax cost of providing the benefit, by "grossing up" the executive's current compensation. Mr. Zensen, Mr. Elzalaki, Mr. Walker and Mr. Smith participate in the program.

Stock Options: Stock options granted by the Committee under Sylvan's 1990 Stock Option Plan carry an exercise price of 100% of their market price on the date of grant and, generally, do not fully vest for three years.

Employment Continuation Agreements: In September 2002, the Committee executed employment continuation agreements with each of the named executives, except Mr. Walton. Mr. Walton was excluded because he had a management agreement with an employer with which he was affiliated at the time of its acquisition by Sylvan in 1992 and he and the Committee concluded that it did not need to be replaced with a new agreement.

Measurement Meetings: Measurements of the progress of the named executives toward the achievement of the goal components of the compensation program during 2002 were made by the Committee during the course of six meetings with Sylvan's chief executive officer.

                    Compensation of Named Executives in 2002

Business Performance in 2002: The consideration and determination of salary levels and bonus awards in 2002 were influenced principally by the following factors:

     - The company's Quincy Corporation fresh mushrooms operation realized revenue and earnings increases due to volume and quality improvements and achieved its targeted return on assets employed.

     - The revenue (excluding currency translation effects) and operating income of Sylvan's Spawn Products Segment was lower than 2001's results due to the loss of several significant customers and competitive price pressures.

     - The Bioproducts group within the Spawn Products Segment reported a small operating income decline.

     - The company's consolidated earnings per share declined by about 18%.

     - The loss of a portion of the Spawn Products Segment's customer base was offset somewhat by a penetration into some profitable new Central American and European markets and by the development and introduction of some new product lines.

     - The company took necessary steps with its global spawn operations to strengthen its long-term competitive position.

Compensation of Officers Other Than the Chief Executive Officer: The Committee awarded a merit salary increase to Mr. Smith during the year, but there were no other salary adjustments. Bonuses were awarded to each of the named executives, except Mr. Walton, whose business unit did not achieve its goals in 2002. The bonuses reflected progress toward the achievement of only individual performance targets because the company did not achieve its earnings goals for the year. The Committee granted no stock options to these executives.

Compensation of the Chief Executive Officer: Based on the evaluation of company performance, the Committee awarded Mr. Zensen a lower cash bonus for the year as compared with recent years. No stock options were granted to Mr. Zensen and, except for the employment continuation agreement, no other changes were made to his compensation package.

             Consideration of Internal Revenue Code Section 162(m)

The Committee monitors the impact of Section 162(m) of the Internal Revenue Code in making its compensation decisions. Although it provides for certain exceptions, this law generally disallows a tax deduction to public companies for compensation over $1 million paid to the company's chief executive officer and four other most highly compensated executive officers.

                                          VIRGIL H. JURGENSMEYER, Committee
                                          Chairman
                                          WILLIAM L. BENNETT

SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                    ----------------------------------   -------------------------------
                                                                         NUMBER OF SHARES
                                                          OTHER ANNUAL   UNDERLYING STOCK    ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS     COMPENSATION   OPTIONS GRANTED    COMPENSATION
---------------------------  ----   --------   --------   ------------   ----------------   ------------
Dennis C. Zensen             2002   $500,000   $150,000     $125,619(b)           --          $181,668(e)
  President and Chief        2001    500,000    240,000      119,192(b)           --           174,219
  Executive Officer          2000    600,000    200,000      149,817(b)       45,000           217,127

Monir K. Elzalaki            2002   $300,000   $ 65,000     $ 19,418(b)           --          $ 29,157(e)
  President                  2001    289,583     65,000       11,837(b)           --            18,048
  Sylvan America, Inc.       2000    277,500     70,000       11,230(b)       10,000            19,917

Michael A. Walton (a)        2002   $249,550         --     $ 29,000(c)           --          $ 19,465(e)
  Managing Director          2001    241,500   $ 72,450           --              --            18,837
  Sylvan Europe              2000    249,550     48,300           --          15,000            14,973

Gary D. Walker               2002   $200,000   $ 30,000     $ 10,081(b)           --          $ 15,630(e)
  President                  2001    200,000     30,000       28,910(d)           --            15,521
  Sylvan Bioproducts, Inc.   2000    185,000     30,000       55,501(b)       10,000            80,207

Donald A. Smith              2002   $207,500   $ 30,000     $ 10,252(b)           --          $ 15,874(e)
  Chief Financial Officer    2001    183,750     30,000       11,445(b)           --            17,351
                             2000    167,500     40,000        7,576(b)       10,000            11,950

---------------

a) Mr. Walton, a citizen and resident of the United Kingdom, is paid in British pounds. For the purposes of this report, his compensation for each of the three years was converted into U.S. dollars using a December 31, 2002 exchange rate of L1 equal to $1.61.

b) Reflects reimbursements for income taxes incurred as a result of contributions made by the company on behalf of the executive officer to its Nonqualified Target Benefit Annuity Purchase Program.

c) Constitutes the difference between the exercise and market prices of stock options that Mr. Walton exercised during the year.

d) Reflects Mr. Walker's recognition of the $18,750 difference between the exercise and market prices of stock options that he exercised during the year and of a $10,160 reimbursement for income taxes incurred as a result of contributions made by the company on his behalf to its Nonqualified Target Benefit Annuity Purchase Program.

e)  Amounts reported for 2002 consist of the following:

                                       ZENSEN    ELZALAKI   WALTON    WALKER     SMITH
                                      --------   --------   -------   -------   -------
Nonqualified target benefit annuity
  purchase premiums                   $180,396   $27,885         --   $14,358   $14,602
401(k) plan company matching
  contributions                          1,134     1,134         --     1,134     1,134
Term life insurance premiums               138       138         --       138       138
U.K. pension benefit plan
  contribution                              --        --    $19,465        --        --

OPTION GRANTS IN THE YEAR ENDED DECEMBER 29, 2002

No stock options were granted in 2002.

AGGREGATED OPTION EXERCISES FOR THE YEAR ENDED DECEMBER 29, 2002

                                                       NO. OF SHARES UNDERLYING        VALUE OF UNEXERCISED
                           NO. OF                         UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                           SHARES                             AT 12/29/02                 AT 12/29/02 (B)
                          ACQUIRED        VALUE       ---------------------------   ---------------------------
NAME                     ON EXERCISE   REALIZED (A)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   ------------   -----------   -------------   -----------   -------------
Dennis C. Zensen               --             --        30,000          15,000        $51,750        $25,875
Monir K. Elzalaki              --             --        60,000           3,334         15,266          5,751
Michael A. Walton          10,000        $29,000        70,000           5,000         17,250          8,625
Gary D. Walker                 --             --        66,666           3,334         32,749          5,751
Donald A. Smith                --             --        40,334           3,334         41,079          5,751

---------------

(a) Reflects value before income taxes payable as a result of exercise.

(b) The closing market price of Sylvan's common stock as of December 29, 2002 was $10.35 per share.

QUALIFIED RETIREMENT BENEFIT PLAN

Sylvan has a defined benefit pension plan covering eligible salaried employees of its Sylvan America, Inc. and Sylvan Foods, Inc. subsidiaries, and former salaried employees of its closed Moonlight Mushrooms, Inc. subsidiary. The pension plan is funded solely by employer contributions, but the company ceased accruing benefits for the plan as of January 3, 1993. Annual pension benefits under the plan are determined by multiplying 1.25% times the employee's average salary as reported on such employee's Form W-2 over the five highest earnings years of service prior to January 3, 1993, times the employee's number of years of service prior to January 3, 1993. Pension benefits are not subject to deductions for Social Security benefits. Mr. Elzalaki and Mr. Walker are the only persons named in the Summary Compensation Table who have an accrued benefit under the plan. Mr. Elzalaki has two years of credited service as of January 3, 1993, and an accrued benefit of approximately $324 per month at age 65. Mr. Walker has six months of credited service and an accrued benefit of approximately $95 per month at age 65.

EMPLOYMENT AGREEMENTS

MESSRS. ELZALAKI, SMITH, WALKER AND ZENSEN

Sylvan entered into employment continuation agreements with these executive officers in September 2002. The agreements are intended to provide for continuity of management if there is a change of control of Sylvan. They become effective whenever a "change of control" occurs. A "change of control" is defined in the agreements as:

     - when any "person," as defined in the Securities Exchange Act of 1934, acquires 51% or more of Sylvan's securities (with certain exceptions);

     - the completion of a tender offer to acquire 51% or more of the voting power of Sylvan's stock (with certain exceptions);

     - when 39% of Sylvan's directors are replaced without the approval of a majority of the existing directors or directors previously approved by the then existing directors;

     - any merger or business combination of Sylvan and another company, unless the outstanding voting securities of Sylvan prior to the transaction continue to represent at least a majority of the voting securities of the new company; or

     - any other transaction that Sylvan's board determines is a change of control with respect to the officers.

A "potential change of control" is defined as when:

     - any person acquires or announces an intention to acquire 51% or more of Sylvan's voting securities, except any offer that, if completed, would not constitute a change of control;

     - Sylvan enters into an agreement that would constitute a change of control; or

     - a solicitation of proxies for the election of directors is commenced by anyone other than Sylvan that, if successful, would effect a change of control.

Under the agreements, an executive is entitled to receive severance payments in either of the following situations:

     - Sylvan terminates the executive following a change of control or a potential change of control, other than for death, disability or for "cause" (as defined in the agreements); or

     - The executive terminates his or her employment for "good reason" (as defined in the agreements) following a change in control or a potential change of control.

If Messrs. Elzalaki, Smith and Walker become entitled to receive a severance payment, each will receive two times his then base salary in a lump-sum payment. If Mr. Zensen becomes entitled to receive a severance payment, he will receive $1 million in a lump sum payment. In addition, Mr. Zensen will be retained to serve as a consultant for two years commencing on his termination date. His fee for such services will be $480,000, payable in equal monthly installments over the two-year period.

If any payments made to an executive officer under the severance agreements are subject to the excise tax that the Internal Revenue Code imposes on excess parachute payments, Sylvan will pay the amounts due under the severance agreement and will "gross up" the executive officer's compensation for the excise tax, and for any federal, state and local income taxes applicable to the excise tax, and for tax penalties and interest.

Each executive officer will also be entitled to receive a lump-sum payment if he continues his employment with Sylvan during the period of time that begins on the date that a potential change of control occurs and ends on the date that a change of control occurs. Messrs. Elzalaki, Smith and Walker will receive $50,000 and Mr. Zensen will receive $100,000. Each executive officer will also receive the payment if his employment is terminated without cause (as defined in the agreements) before the change of control occurs or if he terminates his employment for good reason (as defined in the agreement) before the change of control occurs.

Sylvan will also continue to cover each executive under the company's welfare benefit plans for health care, life and accidental death and dismemberment insurance, and disability insurance for one year following the date of a covered termination. These benefits will be discontinued if the executive receives similar benefits from another employer. In addition, Sylvan will pay the executive's reasonable legal fees and expenses if he must hire a lawyer to enforce the agreement. As part of the agreements, the executives agree not to disclose or to use for their own purposes confidential and proprietary Sylvan information, and, for a period of two years following termination of employment, they agree not to compete with Sylvan or induce employees to leave Sylvan or to otherwise interfere with Sylvan's business.

MR. WALTON

In April 1988, Mr. Walton entered into a Managers Service Agreement with White Queen Limited, a British company that Sylvan acquired in 1992. The agreement states that Mr. Walton is to serve as White Queen's general manager, be paid a salary of L24,000 per year and be provided with a suitable and appropriate automobile. Mr. Walton's salary is to be reviewed each year with changes to be effective each January 1. He is to receive annual increases of no less than the proportional increase in the Retail Price Index published by England's Department of Employment or on the basis of increases in other published inflation measures, in the event that the Retail Price Index is no longer available.

The agreement also provides for Mr. Walton's participation in the company's fringe benefit programs, including its supplemental private medical benefits program. In addition, termination of Mr. Walton's employment must be with not less than three years notice, unless it is due to his mental incapacity, declaration of bankruptcy, conviction of a serious criminal offense, persistent and willful neglect or disregard of duties, refusal to carryout reasonable and proper instructions of the board of directors of the company, the commission of any action that is manifestly prejudicial to the company, or a material breach of the employment agreement.

EQUITY COMPENSATION PLAN INFORMATION

                                                                                                   (C)
                                                 (A)                                      NUMBER OF SECURITIES
                                        NUMBER OF SECURITIES             (B)             REMAINING AVAILABLE FOR
                                          TO BE ISSUED UPON        WEIGHTED-AVERAGE     FOR FUTURE ISSUANCE UNDER
                                       EXERCISE OF OUTSTANDING    EXERCISE PRICE OF        COMPENSATION PLANS
                                          OPTIONS, WARRANTS      OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
PLAN CATEGORY                                AND RIGHTS          WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))
-------------                          -----------------------   --------------------   -------------------------
Equity Compensation Plans Approved by
  Security Holders                             791,469                  $11.29                   134,919(1)
Equity Compensation Plans Not
  Approved by Security Holders (2)                  --                      --                        --
                                               -------                  ------                   -------
Total                                          791,469                  $11.29                   134,919
                                               =======                  ======                   =======

---------------

(1) Consists of 112,919 shares available under the 1990 Stock Option Plan and 22,000 shares available under the 1993 Stock Option Plan for Nonemployee Directors. Included in the total are options that became available due to the forfeiture or expiration of grants.

(2) Sylvan has no equity plans that were not approved by shareholders.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

The following line graph assumes a $100 investment on December 31, 1997 in the company's common stock, the S&P stocks and the Russell index stocks, and the cumulative total return assumes the reinvestment of dividends, if any. The company utilizes the Russell index because it has not been able to construct a peer group that adequately exhibits Sylvan's product and geographical components.

                              (PERFORMANCE GRAPH)

----------------------------------------------------------------------------------------------------------
                                      12/31/97    12/31/98    12/31/99    12/31/00    12/31/01    12/31/02
----------------------------------------------------------------------------------------------------------
 Sylvan Inc.                          $100.00     $106.25     $ 60.71     $ 67.86     $ 80.36      $73.57
 S&P 500                              $100.00     $128.58     $155.64     $141.47     $124.66      $97.11
 Russell 2000                         $100.00     $ 97.76     $118.64     $115.19     $118.22      $94.00

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors, executive officers and persons who own more than ten percent of a registered class of the company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the company. Officers, directors and greater-than-ten-percent shareholders are required by Commission regulations to furnish the company with copies of all Section 16(a) forms that they file.

The company believes that all filing requirements applicable to its officers and directors were complied with in 2002. In making these disclosures, the company has relied solely on the written and oral representations of its directors and executive officers and copies of the reports that they filed with the Commission.

                         REPORT OF THE AUDIT COMMITTEE

The functions of the Audit Committee include making decisions with respect to the appointment or removal of the company's independent accountants, reviewing the preparations for and scope of the audit of the company's annual financial statements, approving significant nonaudit services, confirming the independence of the independent accountants and discussing the annual financial statements with management. Sylvan's management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls, and the independent accountants are responsible for planning and carrying out the audits and reviews of those financial statements.

In this context, we hereby report that, over the course of five meetings in 2002:

     - we recommended to the board the dismissal of Arthur Andersen LLP as the company's independent accountants and the engagement of Ernst & Young LLP to serve as the company's independent accountants for 2002;

     - we reviewed and discussed the audited financial statements with Sylvan's management;

     - we discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU
       380);

     - we reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with the independent accountants the independent accountants' independence; and

     - based on the review and discussions referred to above, and exercising our business judgment, we recommended to the board that the audited financial statements be included in the company's annual report on Form 10-K for the year ended December 29, 2002, for filing with the Securities and Exchange Commission.

The Board has determined that each of us is an independent director, as defined in the marketplace rules and qualification requirements of The Nasdaq Stock Market. We rely, without independent verification, on information, opinions, reports or statements, including financial statements and other financial data prepared or presented by officers or employees of the company, legal counsel, independent accountants or other persons with professional competence. As a result, our oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the considerations and discussions referred to above do not assure that the audit of Sylvan's financial statements by Sylvan's independent accountants has been carried out in accordance with auditing standards generally accepted in the United States or that the financial statements are presented in accordance with United States GAAP.

                                          WILLIAM L. BENNETT, Committee Chairman
                                          VIRGIL H. JURGENSMEYER
                                          NELSON OBUS

                         INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young LLP was engaged by the Board, upon the recommendation of the Audit Committee, to serve as Sylvan's principal public accountant in 2002, replacing Arthur Andersen LLP as of May 31, 2002, following the Board's dismissal of Arthur Andersen, effective after Arthur Andersen's review of the Company's financial results for the first quarter of 2002 and the filing of Sylvan's quarterly report on Form 10-Q. In addition, upon the recommendation of the Audit Committee, the Board engaged Ernst & Young to audit the books and records of the company in 2003.

For services rendered on a worldwide basis in 2002 by Ernst & Young and Arthur Andersen, the company incurred the following fees. Audit Fees were for work by both firms related to auditing the company's annual financial statements for fiscal year 2002 and for reviewing the financial statements included in the company's Forms 10-Q. All Other Fees were for corporate tax advice provided by Andersen.

-     Audit Fees..................................................   $172,000
-     Financial Information Systems Design and Implementation.....   $      0
-     All Other Fees..............................................   $  5,500

During the years ended December 31, 2000 and December 30, 2001, and through the first quarter of 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Sylvan's consolidated financial statements for those years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Andersen's reports on Sylvan Inc.'s financial statements for the fiscal years ended December 31, 2000 and December 30, 2001, and for the quarter ended March 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor were these reports qualified or modified as to uncertainty, audit scope or accounting principles.

During Sylvan's fiscal years ended December 31, 2001 and December 30, 2002, and through the quarter ended March 31, 2002, Sylvan did not consult with E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Sylvan's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Sylvan has provided Arthur Andersen and Ernst & Young with copies of this disclosure.

                           ANNUAL REPORT ON FORM 10-K

The company's annual report on Form 10-K, as filed with the Securities and Exchange Commission, is available to shareholders upon request and may be obtained by writing to: Sylvan Inc., 333 Main Street, P.O. Box 249, Saxonburg, PA 16056-0249.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:                                           Please            [ ]
                                                                                                      Mark Here
                                                                                                      for Address
                                                                                                      Change or
                                                                                                      Comments
                                                                                                      SEE REVERSE SIDE

Item 1:  Election of the following six Directors:                 FOR            WITHHOLD     A vote FOR includes discretionary
                                                             all nominees       AUTHORITY     authority to vote for a substituted
         01 William L. Bennett, 02 Monir K. Elzalaki,      listed (except as   to vote for    nominee if any of the nominees listed
         03 Jeanine C. Heller, 04 Virgil H. Jurgensmeyer,    marked below      all nominees   becomes unable to serve or for good
         05 Nelson Obus, 06 Dennis C. Zensen.              to the contrary)       listed      cause will not serve.
                                                                  [ ]               [ ]
                                                                                              The signer hereby revokes all
                                                                                              previous proxies for the annual
                                                                                              meeting, acknowledges receipt of the
(To withhold authority to vote for one or more                                                Notice of Annual Meeting of
nominees, print such nominee's or nominees' name(s)                                           Shareholders and Proxy Statement
on the line below.)                                                                           dated December 9, 2003, and hereby
                                                                                              ratifies all that the said proxies
---------------------------------------------------                                           may do by virtue hereof.


                                                                                            I PLAN TO ATTEND THE ANNUAL MEETING  [ ]




                                                                                        ---
                                                                                          |
                                                                                          |




SIGNATURE                                                SIGNATURE                                                 DATE
          ---------------------------------------------            -----------------------------------------------       -----------
PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, GUARDIAN OR TRUSTEE, PLEASE SO INDICATE WITH YOUR FULL TITLE WHEN SIGNING. IF A CORPORATION, PLEASE SIGN IN FULL
CORPORATE NAME, BY A DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER NAMED SHOULD SIGN.
------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -

                                               VOTE BY INTERNET OR TELEPHONE OR MAIL
                                                   24 HOURS A DAY, 7 DAYS A WEEK

                              INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                                                THE DAY PRIOR TO ANNUAL MEETING DAY.

                YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                                       AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

---------------------------------------       ---------------------------------------        ---------------------------------------
                INTERNET                                     TELEPHONE                                         MAIL
       http://www.eproxy.com/syln                         1-800-435-6710                               Mark, sign and date
  Use the Internet to vote your proxy.           Use any touch-tone telephone to                         your proxy card
  Have your proxy card in hand when      OR      vote your proxy. Have your proxy       OR                     and
  you access the web site.                       card in hand when you call.                            return it in the
                                                                                                      enclosed postage-paid
                                                                                                            envelope.
---------------------------------------       ---------------------------------------        ---------------------------------------




                                         IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                                            YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                                  SYLVAN INC.
                                     PROXY
           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS

                    HILTON GARDEN INN; TALLAHASSEE, FLORIDA
                      MONDAY, DECEMBER 29, 2003, 1:00 P.M.


          The undersigned shareholder of Sylvan Inc. does hereby appoint Dennis
     C. Zensen, Donald A. Smith and Fred Y. Bennitt, or a majority of them who are present at the meeting, as proxies of the undersigned to vote at Sylvan's annual meeting of shareholders, to be held December 29, 2003, and at all adjournments thereof, all the shares of Sylvan's common stock which the undersigned may be entitled to vote on the matter set out on the reverse side of this card as described in the proxy statement and, at their discretion, on any other business that may properly come before the annual meeting.

          The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given, such shares will be voted "FOR" the election of each named individual as Director.

                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)
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    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
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